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                                                                    EXHIBIT 10s3


                        HOUSTON INDUSTRIES INCORPORATED
                         EXECUTIVE LIFE INSURANCE PLAN

                          (Effective January 1, 1994)


                              Second Amendment


                 Houston Industries Incorporated, a Texas corporation, (the "Company"), having established the Houston Industries Incorporated Executive Life Insurance Plan, effective January 1, 1994 (the "Plan"), and having reserved the right under Section 6.1 thereof to amend the Plan does hereby amend the Plan, effective August 6, 1997, as follows:

                 1. Section 2.6 of the Plan is hereby amended in its entirety to read as follows:

                 "2.6     'Company'  shall mean Houston Industries
         Incorporated, a Texas corporation, and any successor thereto."

                 2. Section 2.9 of the Plan is hereby amended in its entirety to read as follows:

                 "2.9     'Eligible Employee' shall mean an individual who is
         employed by the Company or one of its wholly owned subsidiaries on or after the Effective Date who is not on the payroll of NorAm Energy Corp. or any of its divisions or subsidiaries and who (a) is (i) an officer of the Company or one of its wholly owned subsidiaries at the level of Vice President or above or (ii) a key executive of the Company or one of its wholly owned subsidiaries and has been designated by the Committee to participate in the Plan and (b) has submitted to the Insurer a properly completed application for life insurance under this Plan and such application has been approved by the Insurer. In addition to those individuals described above, all Directors of the Company on or after the Effective Date who are not otherwise eligible as Employees of the Company shall automatically participate in this Plan."





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                 IN WITNESS WHEREOF, the Company has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 26th day of February, 1998, but effective as of August 6, 1997.

                                        HOUSTON INDUSTRIES INCORPORATED



                                        By  /s/ LEE W. HOGAN
                                          ----------------------------------
                                          Name:  Lee W. Hogan
                                               -----------------------------
                                          Title: Executive Vice President
                                                ----------------------------

ATTEST:

/s/ RICHARD B. DAUPHIN
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